Exhibit 99.2

CHARLES RIVER ASSOCIATES (CRA)
SECOND QUARTER FISCAL YEAR 2025
EARNINGS ANNOUNCEMENT
PREPARED CFO REMARKS
CRA is providing these prepared remarks by interim CFO Chad Holmes in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.
As previously announced, the conference call will be held July 31, 2025 at 10:00 a.m. ET. These prepared remarks will not be read on the call.
Q2 Fiscal 2025 Summary (Quarter ended June 28, 2025)
•Revenue: $186.9 million
•Net income: $12.1 million, or 6.5% of revenue; non-GAAP net income: $12.7 million, or 6.8% of revenue
•Net income per diluted share: $1.79; non-GAAP net income per diluted share: $1.88
•Operating margin and non-GAAP operating margin: 10.6%
•Non-GAAP EBITDA: $23.3 million, or 12.4% of revenue
•Effective tax rate: 29.2%; non-GAAP effective tax rate 29.0%
•Utilization: 76%
•Consultant headcount at the end of Q2 of fiscal 2025: 937, which consists of 159 officers, 557 other senior staff and 221 junior staff
•Cash and cash equivalents: $19.4 million at June 28, 2025
•Revolving credit facility borrowing capacity: $126.5 million at June 28, 2025

Revenue
For Q2 of fiscal 2025, revenue was $186.9 million, compared with revenue of $171.4 million for Q2 of fiscal 2024.
Headcount
The following table outlines CRA’s consultant headcount at the end of the stated quarters:

	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024
Officers	159	156	151	156	157
Other Senior Staff	557	566	552	560	531
Junior Staff	221	225	243	262	280
Total	937	947	946	978	968
Utilization
For Q2 of fiscal 2025, companywide utilization was 76%, compared with 74% for Q2 of fiscal 2024.
Client Reimbursables
For Q2 of fiscal 2025, client reimbursables were $19.6 million, or 10.5% of revenue, compared with $16.4 million, or 9.5% of revenue, for Q2 of fiscal 2024.
Selling, General and Administrative (SG&A) Expenses
For Q2 of fiscal 2025, SG&A expenses were $35.1 million, or 18.8% of revenue, compared with $32.0 million, or 18.7% of revenue, for Q2 of fiscal 2024. Commissions to non-employee experts are included in SG&A expenses. These commissions represented approximately 2.4% of revenue for Q2 of fiscal 2025 and 2.2% for Q2 of fiscal 2024, respectively. Excluding these commissions, SG&A expenses were 16.3% of revenue for Q2 of fiscal 2025, compared with 16.4% in Q2 of fiscal 2024.

	Fiscal Quarter Ended
$ in 000’s	June 28, 2025	As a % of Revenue	June 29, 2024	As a % of Revenue
SG&A expenses	$35,079	18.8%	$32,016	18.7%
Less: commissions to non-employee experts	4,576	2.4%	3,816	2.2%
SG&A expenses excluding commissions	$30,503	16.3%	$28,200	16.4%
Depreciation & Amortization
For Q2 of fiscal 2025, depreciation and amortization expenses amounted to $3.5 million, or 1.9% of revenue, compared with $2.8 million, or 1.6% of revenue, for Q2 of fiscal 2024.
Forgivable Loan Amortization
For Q2 of fiscal 2025, forgivable loan amortization was $10.2 million, or 5.5% of revenue, compared with $14.4 million, or 8.4% of revenue, for Q2 of fiscal 2024.
Share-Based Compensation Expense
For Q2 of fiscal 2025, share-based compensation expense was approximately $1.0 million, or 0.5% of revenue, compared with $1.4 million, or 0.8% of revenue, for Q2 of fiscal 2024.
Operating Income
For Q2 of fiscal 2025, operating income was $19.7 million, or 10.6% of revenue, compared with operating income of $11.3 million, or 6.6% of revenue, for Q2 of fiscal 2024. Non-GAAP operating income was $19.7 million, or 10.6% of revenue, for Q2 of fiscal 2025, compared with $19.5 million, or 11.4% of revenue, for Q2 of fiscal 2024.

	Fiscal Quarter Ended
$ in 000’s	June 28, 2025	As a % of Revenue	June 29, 2024	As a % of Revenue
Income from operations	$19,727	10.6%	$11,288	6.6%
Adjustments needed to reconcile GAAP income from operations to non-GAAP income from operations:
Restructuring and other (1)	—	—%	8,176	4.8%
Non-GAAP income from operations	$19,727	10.6%	$19,464	11.4%

(1) Fiscal quarter ended June 29, 2024 includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.
Interest Income (Expense), net
For Q2 of fiscal 2025, net interest expense was $1.8 million, or 1.0% of revenue, compared with net interest expense of $1.5 million, or 0.9% of revenue, for Q2 of fiscal 2024.
Foreign Currency Gains (Losses), net
For Q2 of fiscal 2025, net foreign currency losses were $0.8 million, or 0.4% of revenue, compared with net foreign currency losses of $0.2 million, or 0.1% of revenue, for Q2 of fiscal 2024.
Foreign currency gains (losses), net, is comprised of net gains and losses on foreign denominated transactions and the revaluation of working capital balances.
Income Taxes
The following table outlines CRA’s income tax provision recorded and the resulting effective tax rates:

	GAAP		Non-GAAP
	Fiscal Quarter Ended		Fiscal Quarter Ended
$ in 000’s	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Tax Provision	$4,994	$3,076	$5,208	$5,281
Effective Tax Rate	29.2%	32.0%	29.0%	29.4%

	Fiscal Quarter Ended
$ in 000’s	June 28, 2025	As a % of Revenue	June 29, 2024	As a % of Revenue
Income before provision for income taxes	$17,116	9.2%	$9,614	5.6%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Restructuring and other (1)	—	—%	8,176	4.8%
Foreign currency (gains) losses, net	815	0.4%	190	0.1%
Non-GAAP income before provision for income taxes	$17,931	9.6%	$17,980	10.5%

GAAP provision for income taxes	$4,994		$3,076
Tax effect on non-GAAP adjustments	214		2,205
Non-GAAP provision for income taxes	$5,208		$5,281

(1) Fiscal quarter ended June 29, 2024 includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.
Net Income
For Q2 of fiscal 2025, net income was $12.1 million, or 6.5% of revenue, or $1.79 per diluted share, compared with net income of $6.5 million, or 3.8% of revenue, or $0.94 per diluted share, for Q2 of fiscal 2024. Non-GAAP net income for Q2 of fiscal 2025 was $12.7 million, or 6.8% of revenue, or $1.88 per diluted share, compared with $12.7 million, or 7.4% of revenue, or $1.83 per diluted share, for Q2 of fiscal 2024.
Non-GAAP EBITDA
For Q2 of fiscal 2025, non-GAAP EBITDA was $23.3 million, or 12.4% of revenue, compared with $22.3 million, or 13.0% of revenue, for Q2 of fiscal 2024.
Constant Currency Basis
For Q2 of fiscal 2025, revenue was $186.9 million, and net income was $12.1 million, or 6.5% of revenue, or $1.79 per diluted share. On a constant currency basis relative to Q2 of fiscal 2024, Q2 of fiscal 2025 revenue would have been lower by $1.5 million to $185.4 million, GAAP net income would have been lower by $0.1 million to $12.0 million, or 6.5% of revenue, and earnings per diluted share would have decreased by $0.03 to $1.76 per diluted share.
For Q2 of fiscal 2025, revenue was $186.9 million, and non-GAAP net income was $12.7 million, or 6.8% of revenue, or $1.88 per diluted share. On a constant currency basis relative to Q2 of fiscal 2024, Q2 of fiscal 2025 revenue would have been lower by $1.5 million to $185.4 million, non-GAAP net income would have been lower by $0.1 million at $12.6 million, or 6.8% of revenue, non-GAAP earnings per diluted share would have decreased by $0.02 to $1.86 per diluted share, and non-GAAP EBITDA would have been lower by $0.2 million to $23.1 million, or 12.4% of revenue.
A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.
Key Balance Sheet Metrics
Billed and unbilled receivables at June 28, 2025 were $235.0 million, compared with $216.6 million at June 29, 2024. Current liabilities at June 28, 2025 were $317.3 million, compared with $252.7 million at June 29, 2024.
Total Days Sales Outstanding, or DSO, for Q2 of fiscal 2025 was 110 days, consisting of 73 days of billed and 37 days of unbilled. This compares with 110 days reported for Q2 of fiscal 2024, consisting of 70 days of billed and 40 days of unbilled.
Cash and Cash Flow
Cash and cash equivalents was $19.4 million at June 28, 2025, compared with $24.6 million at June 29, 2024.
Net cash provided by operating activities for Q2 of fiscal 2025 was $5.9 million, compared with net cash provided by operating activities of $1.8 million for Q2 of fiscal 2024.
As of June 28, 2025, outstanding borrowings under CRA’s revolving credit facility amounted to $120.0 million. At June 29, 2024, outstanding borrowings under CRA’s revolving credit facility amounted to $87.0 million.
Capital expenditures totaled $1.2 million for Q2 of fiscal 2025, compared with $2.3 million for Q2 of fiscal 2024.
CRA repurchased approximately 231,000 shares of common stock during Q2 of fiscal 2025 for $43.2 million, compared with Q2 of fiscal 2024, when approximately 140,000 shares of common stock were repurchased for $24.1 million.

A quarterly cash dividend of $0.49 per common share, for total dividends and dividend equivalents of $3.4 million, was paid in Q2 of fiscal 2025, compared with a quarterly cash dividend of $0.42 per common share, for total dividends and dividend equivalents of $2.9 million paid in Q2 of fiscal 2024.
GAAP Condensed Consolidated Statement of Cash Flows
CRA has derived the condensed consolidated statement of cash flow data for the years ended December 28, 2024 and December 30, 2023 from its audited financial statements appearing on Form 10-K for the fiscal year ended December 28, 2024, filed with the Securities and Exchange Commission on February 20, 2025. The condensed consolidated statement of cash flow data for the third quarter of fiscal year 2023, the first, second, and third quarters of fiscal year 2024, and the first and second quarters of fiscal year 2025 have been derived from CRA’s unaudited financial statements appearing on Form 10-Q for each of the respective fiscal quarters as well as the consolidated statements of cash flows appearing on Form 10-K for the fiscal years ended December 28, 2024 and December 30, 2023 and have been prepared on the same basis as CRA’s audited financial statements.

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q2	Q1	Q4	Q3
($ in 000’s)	Q2 2025	2025	2025	2024	2024
Net cash provided by (used in) operating activities	$36,866	$5,852	$(79,994)	$79,424	$31,584
Net cash used in investing activities	(15,740)	(1,189)	(974)	(10,591)	(2,986)
Net cash provided by (used in) financing activities	(27,373)	(11,875)	79,058	(64,629)	(29,927)
Effect of foreign exchange rates on cash and cash equivalents	1,046	1,062	797	(1,974)	1,161
Net increase (decrease) in cash and cash equivalents	$(5,201)	$(6,150)	$(1,113)	$2,230	$(168)
Cash and cash equivalents at beginning of period	24,649	25,598	26,711	24,481	24,649
Cash and cash equivalents at end of period	$19,448	$19,448	$25,598	$26,711	$24,481

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q2	Q1	Q4	Q3
($ in 000’s)	Q2 2024	2024	2024	2023	2023
Net cash provided by (used in) operating activities	$63,778	$1,807	$(63,080)	$60,099	$64,952
Net cash used in investing activities	(5,637)	(3,816)	(730)	(358)	(733)
Net cash provided by (used in) financing activities	(47,967)	(10,353)	56,052	(43,092)	(50,574)
Effect of foreign exchange rates on cash and cash equivalents	204	(111)	(706)	1,333	(312)
Net increase (decrease) in cash and cash equivalents	$10,378	$(12,473)	$(8,464)	$17,982	$13,333
Cash and cash equivalents at beginning of period	14,271	37,122	45,586	27,604	14,271
Cash and cash equivalents at end of period	$24,649	$24,649	$37,122	$45,586	$27,604

Adjusted Net Cash Flows from Operations
Below are the quarterly and last twelve-month reconciliations of GAAP net cash provided by (used in) operating activities for each of the periods presented to non-GAAP adjusted net cash flows from operations. The reconciling items are forgivable loan advances and repayments for each period, which are reported as a component of GAAP net cash provided by (used in) operating activities, along with other non-recurring cash items.

Adjusted Net Cash Flows from Operations	LTM	Q2	Q1	Q4	Q3
($ in 000’s)	Q2 2025	2025	2025	2024	2024
GAAP net cash provided by (used in) operating activities	$36,866	$5,852	$(79,994)	$79,424	$31,584
Forgivable loan advances	62,302	13,507	27,431	7,106	14,258
Forgivable loan repayments	(3,073)	—	(600)	(2,473)	—
Adjusted net cash flows from operations	$96,095	$19,359	$(53,163)	$84,057	$45,842

Net revenue	$712,912	$186,878	$181,851	$176,435	$167,748

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	5.2%	3.1%	(44.0)%	45.0%	18.8%
Adjusted net cash flows from operations as a percentage of net revenue	13.5%	10.4%	(29.2)%	47.6%	27.3%

Adjusted Net Cash Flows from Operations	LTM	Q2	Q1	Q4	Q3
($ in 000’s)	Q2 2024	2024	2024	2023	2023
GAAP net cash provided by (used in) operating activities	$63,778	$1,807	$(63,080)	$60,099	$64,952
Forgivable loan advances	29,880	18,880	5,250	2,000	3,750
Forgivable loan repayments	(1,488)	(288)	—	(1,200)	—
Adjusted net cash flows from operations	$92,170	$20,399	$(57,830)	$60,899	$68,702

Net revenue	$652,397	$171,442	$171,789	$161,613	$147,553

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	9.8%	1.1%	(36.7)%	37.2%	44.0%
Adjusted net cash flows from operations as a percentage of net revenue	14.1%	11.9%	(33.7)%	37.7%	46.6%

NON-GAAP FINANCIAL MEASURES
In these remarks, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with the following financial measures that were not calculated in accordance with GAAP: non-GAAP net income, non-GAAP earnings per diluted share, non-GAAP EBITDA, non-GAAP income from operations (and non-GAAP operating margin), non-GAAP provision for income taxes (and non-GAAP effective tax rate), SG&A expenses excluding commissions and adjusted net cash flows from operations. CRA believes that these non-GAAP financial measures are important to management and investors because these measures supplement the understanding of CRA’s ongoing operating results, financial condition and cash flows. Non-GAAP adjusted net cash flows from operations is used by management to assess CRA’s ability to fund items such as the acquisition of talent, office expansions, debt repayment and distributions to shareholders. In addition, non-GAAP net income and non-GAAP EBITDA are used by CRA in its budgeting process, and the non-GAAP adjustments described below are made to the performance measures for some of CRA’s performance-based compensation.
As used herein, CRA defines non-GAAP EBITDA as net income before interest expense (net), provision for income taxes, and depreciation and amortization further adjusted for the impact of certain items that we do not consider indicative of its core operating performance, such as non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. Non-GAAP net income, non-GAAP income from operations and non-GAAP provision for income taxes also exclude non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. The adjustments made to non-GAAP adjusted net cash flows from operations add back forgivable loan issuances, net of repayments, along with other non-recurring cash items. These remarks also present certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in these remarks. EBITDA and the financial measures identified in these remarks as “non-GAAP” are reconciled to their GAAP comparable measures either in these remarks or in the attached financial tables. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE FISCAL QUARTERS ENDED
JUNE 28, 2025 COMPARED TO JUNE 29, 2024
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	June 28, 2025	As a % of Revenue	June 29, 2024	As a % of Revenue	June 28, 2025	As a % of Revenue	June 29, 2024	As a % of Revenue
Revenues	$186,878	100.0%	$171,442	100.0%	$368,729	100.0%	$343,230	100.0%
Costs of services (exclusive of depreciation and amortization)	128,542	68.8%	125,327	73.1%	248,896	67.5%	244,206	71.1%
Selling, general and administrative expenses	35,079	18.8%	32,016	18.7%	67,617	18.3%	62,514	18.2%
Depreciation and amortization	3,530	1.9%	2,811	1.6%	6,941	1.9%	5,603	1.6%
Income from operations	19,727	10.6%	11,288	6.6%	45,275	12.3%	30,907	9.0%

Interest expense, net	(1,796)	-1.0%	(1,483)	-0.9%	(2,225)	-0.6%	(1,948)	-0.6%
Foreign currency gains (losses), net	(815)	-0.4%	(191)	-0.1%	(1,290)	-0.3%	(333)	-0.1%
Income before provision for income taxes	17,116	9.2%	9,614	5.6%	41,760	11.3%	28,626	8.3%
Provision for income taxes	4,994	2.7%	3,076	1.8%	11,636	3.2%	8,397	2.4%
Net income	$12,122	6.5%	$6,538	3.8%	$30,124	8.2%	$20,229	5.9%

Net income per share:
Basic	$1.81		$0.96		$4.47		$2.93
Diluted	$1.79		$0.94		$4.42		$2.90

Weighted average number of shares outstanding:
Basic	6,694		6,834		6,734		6,880
Diluted	6,753		6,911		6,807		6,961

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS ENDED
JUNE 28, 2025 COMPARED TO JUNE 29, 2024
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	June 28, 2025	As a % of Revenue	June 29, 2024	As a % of Revenue	June 28, 2025	As a % of Revenue	June 29, 2024	As a % of Revenue
Revenues	$186,878	100.0%	$171,442	100.0%	$368,729	100.0%	$343,230	100.0%

Net income	$12,122	6.5%	$6,538	3.8%	$30,124	8.2%	$20,229	5.9%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Restructuring and other (1)(2)	—	—%	8,176	4.8%	(4,170)	-1.1%	8,176	2.4%
Foreign currency (gains) losses, net	815	0.4%	190	0.1%	1,290	0.3%	332	0.1%
Tax effect on adjustments	(214)	-0.1%	(2,205)	-1.3%	733	0.2%	(2,239)	-0.7%
Non-GAAP net income	$12,723	6.8%	$12,699	7.4%	$27,977	7.6%	$26,498	7.7%

Non-GAAP net income per share:
Basic	$1.90		$1.85		$4.15		$3.84
Diluted	$1.88		$1.83		$4.10		$3.80

Weighted average number of shares outstanding:
Basic	6,694		6,834		6,734		6,880
Diluted	6,753		6,911		6,807		6,961

(1) Fiscal year-to-date period ended June 28, 2025 includes $1.2 million of restructuring charges, net of the reversal of $5.4 million of non-cash charges associated with a previously recorded performance award.

(2) Fiscal quarter and fiscal year-to-date period ended June 29, 2024 includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS ENDED
JUNE 28, 2025 COMPARED TO JUNE 29, 2024
(IN THOUSANDS)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	June 28, 2025	As a % of Revenue	June 29, 2024	As a % of Revenue	June 28, 2025	As a % of Revenue	June 29, 2024	As a % of Revenue
Revenues	$186,878	100.0%	$171,442	100.0%	$368,729	100.0%	$343,230	100.0%

Net income	$12,122	6.5%	$6,538	3.8%	$30,124	8.2%	$20,229	5.9%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Restructuring and other (1)(2)	—	—%	8,176	4.8%	(4,170)	-1.1%	8,176	2.4%
Foreign currency (gains) losses, net	815	0.4%	190	0.1%	1,290	0.3%	332	0.1%
Tax effect on adjustments	(214)	-0.1%	(2,205)	-1.3%	733	0.2%	(2,239)	-0.7%
Non-GAAP net income	$12,723	6.8%	$12,699	7.4%	$27,977	7.6%	$26,498	7.7%
Adjustments needed to reconcile non-GAAP net income to non-GAAP EBITDA:
Interest expense, net	1,796	1.0%	1,483	0.9%	2,225	0.6%	1,948	0.6%
Provision for income taxes	5,208	2.8%	5,281	3.1%	10,903	3.0%	10,636	3.1%
Depreciation and amortization	3,530	1.9%	2,811	1.6%	6,941	1.9%	5,603	1.6%
Non-GAAP EBITDA	$23,257	12.4%	$22,274	13.0%	$48,046	13.0%	$44,685	13.0%

(1) Fiscal year-to-date period ended June 28, 2025 includes $1.2 million of restructuring charges, net of the reversal of $5.4 million of non-cash charges associated with a previously recorded performance award.

(2) Fiscal quarter and fiscal year-to-date period ended June 29, 2024 includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	June 28, 2025	December 28, 2024
Assets
Cash and cash equivalents	$19,448	$26,711
Accounts receivable and unbilled services, net	235,025	219,548
Other current assets	38,635	23,104
Total current assets	293,108	269,363

Property and equipment, net	41,338	45,205
Goodwill and intangible assets, net	101,399	100,953
Right-of-use assets	83,353	81,157
Other assets	87,579	74,761
Total assets	$606,777	$571,439

Liabilities and Shareholders’ Equity
Accounts payable	$24,628	$28,155
Accrued expenses	139,751	181,413
Current portion of lease liabilities	18,718	18,696
Revolving line of credit	120,000	—
Other current liabilities	14,228	23,045
Total current liabilities	317,325	251,309
Non-current portion of lease liabilities	85,166	84,541
Other non-current liabilities	7,286	23,516
Total liabilities	409,777	359,366

Total shareholders’ equity	197,000	212,073
Total liabilities and shareholders’ equity	$606,777	$571,439

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	Fiscal Year-to-Date Period Ended
	June 28, 2025	June 29, 2024
Operating activities:
Net income	$30,124	$20,229
Adjustments to reconcile net income to net cash used in operating activities:
Non-cash items, net	17,709	15,769
Accounts receivable and unbilled services	(11,371)	(18,476)
Working capital items, net	(110,604)	(78,795)
Net cash used in operating activities	(74,142)	(61,273)

Investing activities:
Purchases of property and equipment, net	(2,163)	(3,046)
Consideration paid for acquisition, net	—	(1,500)
Net cash used in investing activities	(2,163)	(4,546)

Financing activities:
Borrowings under revolving line of credit	132,000	93,000
Repayments under revolving line of credit	(12,000)	(6,000)
Tax withholding payments reimbursed by shares	(2,809)	(1,977)
Cash dividends paid	(6,858)	(5,976)
Repurchase of common stock	(43,150)	(33,348)
Net cash provided by financing activities	67,183	45,699
Effect of foreign exchange rates on cash and cash equivalents	1,859	(817)
Net decrease in cash and cash equivalents	(7,263)	(20,937)
Cash and cash equivalents at beginning of period	26,711	45,586
Cash and cash equivalents at end of period	$19,448	$24,649

Noncash investing and financing activities:
Increase (decrease) in accounts payable and accrued expenses for property and equipment	$(585)	$553
Excise tax on share repurchases	$(388)	$(300)
Right-of-use assets obtained in exchange for lease obligations	$7,808	$2,329
Supplemental cash flow information:
Cash paid for taxes	$14,854	$12,681
Cash paid for interest	$1,670	$1,533
Cash paid for amounts included in operating lease liabilities	$11,515	$11,163